Contingent liabilities	12 Months Ended
Dec. 31, 2023
Contingent liabilities
Contingent liabilities

28 Contingent liabilities

Contingent Liabilities

In May 2016, the Company was informed in writing by the Universitair Medisch Centrum Utrecht ("UMCU") that a claim had been initiated against UMCU regarding a prenatal diagnostic test that the Company conducted at their request which failed to identify a specific mutation present in a patient.

By order of the court dated October 13, 2021, a Professor was appointed as the expert witness. The court asked the expert witness to prepare its expert report latest by January 5, 2022. With its letter to the court dated October 25, 2021, the expert witness rejected the appointment due to the possibility of bias. Since then, several potential experts were approached by the court but eventually declined to prepare an expert witness report due to the possibility of bias. Eventually an expert witness was assigned to prepare the expert witness report and delivered it to the court July 4, 2022. The report is favorable for Centogene and the ruling was made available on February 2, 2024. It states that the claim is dismissed, and that the claimants shall bear the costs with equal shares. The judgement may be provisionally enforced against security amounting to 110% of the amount to be enforced. The amount in dispute was set at EUR 1.3 million. The claimants do have the chance to appeal the verdict.